SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                               DECEMBER 21, 1999
                        -------------------------------
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Nevada                   33-19584               23-2582701
------------------------   ---------------------   -------------------------
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                 ---------------------------------------------
                   (Address of principal executive offices)


                                  210-659-8450
                        -------------------------------
                        (Registrant's telephone number)




























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ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None


ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None


ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (I) The client-auditor relationship between the registrant and Padgett, Stratemann & Co., L.L.P. has ceased.

     (II) During the registrant's two most recent fiscal years (December 31, 1997 and December 31, 1998) the subsequent period up to the date of the resignation of the former auditor, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure.

     (III)The former auditor's report on the financial statements for the past two years contained an unqualified opinion with an explanatory paragraph in 1997 and 1998.

     (IV) To the best of our knowledge there are no other required disclosures. The former auditor verified that there have been no disagreements on any matter of accounting principals or practices, financial statements disclosure or auditing scope of procedure either during the recent fiscal years and subsequent to the date of their resignation.

     (V)  Amendment - Attached Exhibits
          16.1  Accountants letter of resignation.
          16.2  Accountants letter of agreement.



ITEM 5 - OTHER EVENTS
     None


ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS
     None


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None


ITEM 8 - CHANGE IN FISCAL YEAR
     None















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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     December 21, 1999


     POWERCOLD CORPORATION



     /s/Francis L. Simola
     -----------------------
     Francis L. Simola
     President/CEO












































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